Exhibit 10.21

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 30, 2007 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation, the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in to the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to a limited waiver and amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Amendments to Section 11.1.

(a) Section 11.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Permitted BST Acquisition” to read in its entirety as follows:

““Permitted BST Acquisition” means the acquisition by ITG, or a Subsidiary of ITG which is not otherwise a Credit Party, of all of the outstanding capital stock or assets of BST where the sole consideration received is Stock of ITG and to the extent that each of the following conditions shall have been satisfied:

(a) after giving effect thereto no violation of Section 4.15 shall have occurred or would result after giving effect thereto;

(b) receipt by the Agent of a certified copy of an executed tax sharing agreement (the “Tax Sharing Agreement”), the terms of which shall not put the Lenders in a materially worse position than they would otherwise have been in had the “Permitted BST Acquisition” not occurred and/or the Tax Sharing Agreement had not been entered into; and

(c) evidence satisfactory to the Agent (i) that one Independent Director (such Independent Director’s votes shall be limited to matters relating to the insolvency, winding-up or liquidation of a US Member of the BST Group and changes to the corporate document governing such matters) has been appointed to the board of each US Member of the BST Group and (ii) that the constitutional documents of each US Member of the BST Group has been amended to provide for such Independent Director and his/her related voting rights.”

(b) Section 11.1 of the Credit Agreement is hereby amended by adding the following defined terms in their appropriate alphabetical order:

““US Member of the BST Group” means a member of the BST Group that is incorporated or otherwise organized under the laws of any jurisdiction of the United States of America.”

““Independent Director” means a director of a US Member of the BST Group who is not at the time of initial appointment, or at any time while serving as a director of the relevant member of the BST Group, and has not been at any time during the preceding five (5) years: (a) a stockholder, director (with the exception of serving as the Independent Director of the relevant member of the BST Group), officer, employee, partner, attorney or counsel of any other member of the BST Group or any member of ITG or any Subsidiary of ITG or any affiliate of any of them; (b) a creditor, customer, supplier or other person who derives any of its purchases or revenues from its activities with the relevant member of the BST Group or any member of ITG or any Subsidiary of ITG or any affiliate of any of them; (c) a person or other entity controlling or under common control with any such stockholder, partner, creditor, customer, supplier or other person; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, creditor, customer, supplier or other person. (As used herein, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise).

A natural person who satisfies the foregoing definition other than subparagraph (b) shall not be disqualified from serving as an Independent Director of a US Member of the BST Group if such individual is an independent director provided by a nationally-recognized company that provides professional independent directors and that also provides other corporate services in the ordinary course of its business.

A natural person who otherwise satisfies the foregoing definition except for being the independent director of a “special purpose entity” affiliated with a member of the BST Group or ITG or any Subsidiary of ITG Group shall not be disqualified from serving as an Independent Director of a US Member of the BST Group if such individual (i) is an independent director provided by a nationally-recognized company that provides professional independent directors and (ii) is not at the time of initial appointment or while serving the independent director of an entity (other than the relevant member of the BST Group) that owns a direct or indirect equity interest in the BST.”

2 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a) the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

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(b) upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

3 Miscellaneous.

3.1 Effect; Ratification.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Credit Party acknowledges and agrees that the amendments and waivers set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

3.2 Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

3.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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3.4 Loan Document. This Amendment shall constitute a Loan Document.

3.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC. ITG HOLDINGS, INC. BURLINGTON INDUSTRIES LLC CONE JACQUARDS LLC CONE DENIM LLC CARLISLE FINISHING LLC

By:	/s/ Karyl P. McClusky
Name:	Karyl P. McClusky
Title:	Vice President and Treasurer of each of the entities listed above

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.
SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.
AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	President of each of the entities listed above

[Signature Page to Amendment No. 5 to Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.

BURLINGTON APPAREL SERVICES COMPANY

BURLINGTON INDUSTRIES V, LLC

BWW CT, INC.

CLIFFSIDE DENIM LLC

CONE ADMINISTRATIVE AND SALES LLC

CONE INTERNATIONAL HOLDINGS II, INC.

INTERNATIONAL TEXTILE GROUP     ACQUISITION GROUP LLC

BI PROPERTIES I, INC.

BURLINGTON INTERNATIONAL SERVICES     COMPANY

BURLINGTON INDUSTRIES IV, LLC

BURLINGTON WORLDWIDE INC.

BILLC ACQUISITION LLC

CONE DENIM WHITE OAK LLC

CONE INTERNATIONAL HOLDINGS, INC.

CONE ACQUISITION LLC

WLR CONE MILLS IP, INC.

By:	/s/ Karyl P. McClusky
Name:	Karyl P. McClusky
Title:	Vice President and Treasurer of each of the entities listed above

VALENTEC WELLS, LLC ASCI HOLDINGS GERMANY (DE), INC. ASCI HOLDINGS ASIA PACIFIC (DE), LLC ASCI HOLDINGS CZECH (DE), INC. ASCI HOLDINGS U.K. (DE), INC. ASCI HOLDINGS MEXICO (DE), INC.

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	President of each of the entities listed above

[Signature Page to Amendment No. 5 to Credit Agreement]

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	Managing Director

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL VERWALTUNGS GMBH

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	Managing Director

[Signature Page to Amendment No. 5 to Credit Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment No. 5 to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

[Signature Page to Amendment No. 5 to Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Josephine Norris
Name:	Josephine Norris
Title:	Director

[Signature Page to Amendment No. 5 to Credit Agreement]

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:	/s/ M. Kim Carpenter
Name:	M. Kim Carpenter
Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

BANK OF AMERICA, NA, as a Lender

By:	/s/ John Yankauskas
Name:	John Yankauskas
Title:	Sr. Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

WELLS FARGO FOOTHILL LLC, as a Lender

By:	/s/ Michael P. Baronowski
Name:	Michael P. Baronowski
Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]